UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23341

Name of Fund: BlackRock Funds IV

                                                     BlackRock Impact Bond Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds IV, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2020

Date of reporting period: 11/30/2019

Item 1 – Report to Stockholders

NOVEMBER 30, 2019

2019 Semi-Annual Report (Unaudited)

BlackRock Funds IV

•	BlackRock Impact Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended November 30, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as influential central banks shifted toward accommodative monetary policy, which led to broad-based optimism that a near-term recession could be averted.

After the dust settled, equity and bond markets posted solid returns while weathering significant volatility. U.S. large cap equities advanced the most, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — posted modest positive returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, proved to be an effective ballast for diversified investors. Investment-grade and high-yield corporate bonds also posted solid returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide variety of risks were brought to bear on markets, including rising interest rates, slowing global growth, and heightened trade tensions. Volatility also rose in emerging markets, as the appreciating U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. Despite an economic slowdown in Europe and ongoing uncertainty about Brexit, European equities posted a modest positive return.

As equity performance faltered and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

Looking ahead, we believe U.S. economic growth will stabilize and gradually improve in 2020. The primary drivers of recent market performance — trade and monetary policies — could take a back seat to a nascent expansion in manufacturing and a recent uptick in global growth. The headwinds of policy uncertainty in 2019 could become tailwinds in 2020 due to pro-cyclical policy shifts.

Overall, we favor increasing investment risk to benefit from the brighter outlook. In addition to having a positive view for equities overall, we favor emerging market equities over developed market equities. Increasing cyclical exposure through value-style investing and maintaining a meaningful emphasis on high-quality companies through quality factors also makes sense for diversified investors. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds, particularly local currency bonds, offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of November 30, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	15.26%	16.11%
U.S. small cap equities (Russell 2000® Index)	11.66	7.51
International equities (MSCI Europe, Australasia, Far East Index)	9.79	12.44
Emerging market equities (MSCI Emerging Markets Index)	5.87	7.28
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.10	2.32
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	3.88	13.34
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	3.81	10.79
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.31	8.13
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.27	9.68
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of November 30, 2019	BlackRock Impact Bond Fund

Investment Objective

BlackRock Impact Bond Fund’s (the “Fund”) investment objective is to seek to provide a combination of income and capital growth.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended November 30, 2019, the Fund’s Institutional Shares performed in line with its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, while the Fund’s other share classes underperformed.

Investment Process

The Fund will seek to provide a combination of income and capital growth by investing in a portfolio of debt securities using model-based asset allocation and security selection models. The Fund will invest across multiple fixed income sectors and instruments, including, but not limited to, corporate bonds. The Fund will select corporate bonds of companies to seek to generate alpha and positive aggregate societal impact outcomes, as determined by the investment adviser using the BlackRock Systematic Active Equity Impact Methodology, compared to the benchmark.

The principal societal impact outcomes that are currently measured include the following, although they may change at any time:

Corporate Citizenship — “Corporate citizenship” focuses on companies whose employees have a high level of satisfaction working for their employers.

High Impact Disease Research — Companies that work on “high impact disease research” are companies that are researching treatments for diseases with the highest potential for global impact, measured by the number of lives affected due to potential reduction in early mortality and disability.

Greenhouse Gas Emissions — Companies that report lower levels of carbon emissions.

Ethics Controversies — “Ethics controversies” reflect factors such as misuse of company funds, falsification of company records and other illegal activities, as well as factors in the areas of diversity, labor rights, health and safety, and the environment.

Litigation — “Litigation” reflects the presence of lawsuits and/or labor issues at a company.

What factors influenced performance?

The Fund implemented its strategy of investing in a portfolio of corporate bonds of companies that the investment adviser believes carry the potential in aggregate to promote positive societal outcomes.

Asset allocation was the principal detractor from the Fund’s returns relative to the benchmark, in particular, short positioning with respect to high yield corporate bonds. Positioning with respect to global interest rates also detracted, most notably short positions in the euro and Australian dollar versus long positions in the U.S. dollar and British pound.

Selection within corporate credit was the primary positive contributor to the Fund’s relative performance. In particular, overweight positions to the banking and technology sectors benefited Fund returns. Positioning with respect to U.S. interest rates also aided Fund performance.

Describe recent portfolio activity.

Over the period, the Fund trimmed its overweight to industrials within corporate credit and decreased the underweight to U.S. Treasuries. Within industrials, the Fund decreased its overweight to consumer non-cyclicals and communications. Within consumer non-cyclicals, the investment adviser decreased the Fund’s overweight to food and beverage and moved to an underweight stance in health care. The investment adviser also further reduced the Fund’s overweight to the banking sector.

The Fund held a modest amount of cash, which was committed for pending transactions. The cash balance did not have a material impact on performance.

Describe portfolio positioning at period end.

As of November 30, 2019, the Fund remained underweight relative to the benchmark in U.S. Treasury securities. Within spread sectors, the Fund was overweight in investment grade corporate credit and agency mortgage-backed securities. Within investment grade corporates, the Fund was overweight in the consumer and banking segments as well as select names within communications, while remaining underweight in transportation and natural gas issuers. The Fund also held a non-benchmark allocation to high yield corporate debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of November 30, 2019 (continued)	BlackRock Impact Bond Fund

Performance Summary for the Period Ended November 30, 2019

				Average Annual Total Returns (a)(b)
				1 Year		Since Inception (c)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	2.01%	0.74%	3.79%	11.23%	N/A	2.81%	N/A
Investor A	1.68	0.34	3.55	10.84	6.40%	2.54	1.27%
Investor C	1.02	(0.42)	3.27	10.13	9.13	1.78	1.78
Class K	2.05	0.74	3.61	11.06	N/A	2.78	N/A
Bloomberg Barclays U.S. Aggregate Bond Index(d)	—	—	3.81	10.79	N/A	2.72	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

(b)

The Fund invests, under normal market conditions, at least 80% of its assets in bonds, including obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; mortgage-backed securities (“MBS”) issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including U.S. agency mortgage pass-through securities; commercial MBS; mortgage to-be announced securities (“TBA”); debt obligations of U.S. issuers, including corporate bonds and green bonds (which are bonds with proceeds that are used to fund eligible projects with specific environmental benefits); municipal securities; asset-backed securities; and U.S.-registered dollar-denominated debt obligations of foreign issuers. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Impact Bond Fund (the “Predecessor Fund”), a series of BlackRock FundsSM, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	The Fund commenced operations on August 23, 2016.
(d)

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (06/01/19)	Ending Account Value (11/30/19)	Expenses Paid During the Period (a)	Beginning Account Value (06/01/19)	Ending Account Value (11/30/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,037.90	$2.09	$1,000.00	$1,022.95	$2.07	0.41%
Investor A	1,000.00	1,035.50	3.36	1,000.00	1,021.70	3.34	0.66
Investor C	1,000.00	1,032.70	7.17	1,000.00	1,017.95	7.11	1.41
Class K	1,000.00	1,036.10	1.83	1,000.00	1,023.20	1.82	0.36

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

Overview of the Fund’s Total Investments

PORTFOLIO COMPOSITION

Asset Type	Percent of Total Investments
Corporate Bonds	45%
U.S. Government Sponsored Agency Securities	28
U.S. Treasury Obligations	20
Short-Term Securities	7
TBA Sale Commitments	(—	)(a)

(a)	Rounds to less than 1%.

CREDIT QUALITY ALLOCATION (a)(b)

Credit Rating	Percent of Total Investments
AAA/Aaa(c)	52%
AA/Aa	4
A	19
BBB/Baa	25

(a)	Excludes Short-Term Securities.
(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Credit quality ratings are subject to change.

(c)	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment adviser.

FUND SUMMARY	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately ten years.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on June 1, 2019 and held through November 30, 2019) are intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) November 30, 2019	BlackRock Impact Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds — 46.4%

Aerospace & Defense — 0.5%
Embraer SA, 5.15%, 06/15/22	$40	$42,225
Rockwell Collins, Inc., 3.20%, 03/15/24	100	103,988

		146,213

Auto Components — 1.3%
Daimler Finance North America LLC, 8.50%, 01/18/31	15	22,566
Ford Motor Co., 7.40%, 11/01/46	15	16,879
Ford Motor Credit Co. LLC, 2.46%, 03/27/20	200	200,059
General Motors Financial Co., Inc., 3.20%, 07/06/21	100	101,245

		340,749

Automobiles — 0.2%
Ford Motor Co., 6.63%, 10/01/28	40	43,787
General Motors Co., 6.25%, 10/02/43	20	22,163

		65,950

Banks — 3.7%
Bank of Nova Scotia, 4.38%, 01/13/21	50	51,343
Cooperatieve Rabobank UA, 4.50%, 01/11/21	100	102,743
Credit Suisse AG, New York, 5.40%, 01/14/20	80	80,303
Fifth Third Bancorp, 4.30%, 01/16/24	50	53,779
HSBC Holdings PLC, 5.10%, 04/05/21	100	103,913
HSBC USA, Inc., 3.50%, 06/23/24	100	105,465
ING Groep NV, 3.15%, 03/29/22	200	204,538
KeyCorp, 5.10%, 03/24/21	100	103,919
Royal Bank of Canada, 2.25%, 11/01/24	25	24,940
Sumitomo Mitsui Financial Group, Inc., 2.06%, 07/14/21	80	80,067
Toronto-Dominion Bank, 2.50%, 12/14/20	100	100,616

		1,011,626

Beverages — 0.5%
Keurig Dr. Pepper, Inc., 4.60%, 05/25/28	25	28,328
PepsiCo, Inc.:
3.00%, 10/15/27	50	53,118
4.45%, 04/14/46	25	31,202
2.88%, 10/15/49	25	24,412

		137,060

Biotechnology — 0.7%
Amgen, Inc., 4.40%, 05/01/45	25	28,266
Genzyme Corp., 5.00%, 06/15/20	80	81,352
Gilead Sciences, Inc., 4.60%, 09/01/35	35	41,753
Hubbell, Inc., 3.50%, 02/15/28	35	36,228

		187,599

Building Products — 0.1%
Allegion PLC, 3.50%, 10/01/29	25	25,505

Cable Television Services — 0.0%
Motorola Solutions, Inc., 5.50%, 09/01/44	10	11,010

Capital Markets — 4.2%
Brookfield Finance, Inc., 4.70%, 09/20/47	20	22,777
Goldman Sachs Group, Inc.:
5.38%, 03/15/20	75	75,708
3.00%, 04/26/22	50	50,578
3.63%, 01/22/23	50	52,142
4.25%, 10/21/25	25	26,994
3.75%, 02/25/26	25	26,527
(3 mo. LIBOR US + 1.16%), 3.81%, 04/23/29(a)	50	53,499
6.25%, 02/01/41	25	35,056
4.80%, 07/08/44	10	12,235
Invesco Finance PLC, 3.75%, 01/15/26	25	26,598
Jefferies Group LLC:
6.88%, 04/15/21	100	105,798
6.50%, 01/20/43	20	23,729

Security	Par (000)	Value

Capital Markets (continued)
Morgan Stanley:
5.75%, 01/25/21	$100	$104,174
4.88%, 11/01/22	50	53,608
5.00%, 11/24/25	50	56,283
3.88%, 01/27/26	75	80,822
4.38%, 01/22/47	15	18,264
Northern Trust Corp., 3.45%, 11/04/20	100	101,442
State Street Corp., 1.95%, 05/19/21	100	100,130
TD Ameritrade Holding Corp., 2.95%, 04/01/22	100	102,068

		1,128,432

Chemicals — 0.6%
Albemarle Corp., 4.15%, 12/01/24	50	53,501
FMC Corp., 3.20%, 10/01/26	25	25,612
Methanex Corp., 4.25%, 12/01/24	25	25,449
Sherwin-Williams Co., 3.30%, 02/01/25	50	50,951

		155,513

Communications Equipment — 0.1%
Juniper Networks, Inc., 4.35%, 06/15/25	25	26,723

Consumer Finance — 1.8%
American Express Co., 3.63%, 12/05/24	25	26,388
Automatic Data Processing, Inc., 2.25%, 09/15/20	80	80,230
Discover Financial Services:
5.20%, 04/27/22	50	53,316
3.75%, 03/04/25	25	26,392
IHS Markit Ltd.:
4.75%, 02/15/25(b)	25	27,282
4.25%, 05/01/29	35	37,717
Mastercard, Inc., 2.95%, 06/01/29	25	26,256
S&P Global, Inc., 2.95%, 01/22/27	100	103,617
Synchrony Financial, 4.25%, 08/15/24	50	52,727
Visa, Inc., 3.65%, 09/15/47	50	56,331

		490,256

Containers & Packaging — 0.2%
International Paper Co., 3.80%, 01/15/26	50	53,183

Diversified Financial Services — 4.4%
American Express Credit Corp., 2.70%, 03/03/22	100	101,589
Bank of America Corp.:
(3 mo. LIBOR US + 0.79%), 3.00%, 12/20/23(a)	54	55,151
4.45%, 03/03/26	50	54,891
(3 mo. LIBOR US + 1.37%), 3.59%, 07/21/28(a)	100	106,083
(3 mo. LIBOR US + 1.52%), 4.33%, 03/15/50(a)	25	30,091
Charles Schwab Corp., 3.20%, 03/02/27	75	78,381
Citigroup, Inc.:
2.70%, 03/30/21	75	75,634
3.70%, 01/12/26	50	53,318
4.45%, 09/29/27	75	82,546
(3 mo. LIBOR US + 1.56%), 3.89%, 01/10/28(a)	50	53,806
8.13%, 07/15/39	25	41,414
General Motors Financial Co., Inc.:
3.95%, 04/13/24	25	25,984
5.25%, 03/01/26	50	54,477
Intercontinental Exchange, Inc., 2.75%, 12/01/20	100	100,724
John Deere Capital Corp.:
2.30%, 06/07/21	25	25,158
2.60%, 03/07/24	25	25,513
JPMorgan Chase & Co.:
3.88%, 09/10/24	70	74,396
(3 mo. LIBOR US + 1.38%), 3.54%, 05/01/28(a)	100	106,035
(3 mo. LIBOR US + 1.58%), 4.26%, 02/22/48(a)	25	29,702

		1,174,893

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Impact Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Telecommunication Services — 1.6%
AT&T, Inc.:
4.00%, 01/15/22	$100	$104,170
3.00%, 06/30/22	100	102,007
4.13%, 02/17/26	50	53,976
4.50%, 03/09/48	25	27,226
Deutsche Telekom International Finance BV, 9.25%, 06/01/32	25	39,515
Verizon Communications, Inc.:
3.38%, 02/15/25	53	55,985
4.33%, 09/21/28	51	57,843

		440,722

Electric Utilities — 3.5%
AEP Transmission Co. LLC, 3.10%, 12/01/26	25	26,054
Ameren Corp., 2.70%, 11/15/20	100	100,504
Appalachian Power Co., Series Y, 4.50%, 03/01/49	25	29,859
Avangrid, Inc., 3.15%, 12/01/24	50	51,563
Black Hills Corp.:
4.25%, 11/30/23	20	21,254
3.05%, 10/15/29	25	25,025
CenterPoint Energy Houston Electric LLC, 1.85%, 06/01/21	100	99,917
Commonwealth Edison Co., 3.40%, 09/01/21	50	51,178
Consolidated Edison, Inc., 2.00%, 05/15/21	125	125,057
Duke Energy Corp.:
3.15%, 08/15/27	25	25,965
3.75%, 09/01/46	35	36,507
Entergy Louisiana LLC, 2.40%, 10/01/26	25	24,877
Evergy Kansas Central, Inc., 3.10%, 04/01/27	25	25,982
Florida Power & Light Co.:
4.13%, 06/01/48	20	23,921
3.99%, 03/01/49	15	17,572
Georgia Power Co., Series B, 2.65%, 09/15/29	25	24,621
MidAmerican Energy Co., 3.15%, 04/15/50	25	25,289
NV Energy, Inc., 6.25%, 11/15/20	80	83,164
PECO Energy Co., 3.00%, 09/15/49	25	24,433
PSEG Power LLC, 3.85%, 06/01/23	25	26,220
Southern Co., 3.25%, 07/01/26	25	25,924
Southwestern Public Service Co., 3.75%, 06/15/49	25	27,368
Virginia Electric & Power Co., 4.60%, 12/01/48	15	18,475

		940,729

Electronic Equipment, Instruments & Components — 0.4%
Avnet, Inc., 4.88%, 12/01/22	40	42,446
Tech Data Corp., 4.95%, 02/15/27	75	76,497

		118,943

Equity Real Estate Investment Trusts (REITs) — 3.1%
American Tower Corp.:
2.80%, 06/01/20	50	50,154
2.25%, 01/15/22	50	50,091
4.00%, 06/01/25	100	106,881
3.95%, 03/15/29	25	26,802
AvalonBay Communities, Inc., 4.35%, 04/15/48	15	18,059
Camden Property Trust, 2.95%, 12/15/22	20	20,418
Crown Castle International Corp.:
3.40%, 02/15/21	80	81,080
5.25%, 01/15/23	50	54,453
5.20%, 02/15/49	25	31,048
Hospitality Properties Trust:
4.25%, 02/15/21	100	101,420
5.00%, 08/15/22	50	52,162
Kilroy Realty LP, 3.80%, 01/15/23	20	20,820
Omega Healthcare Investors, Inc., 4.50%, 04/01/27	50	54,186
Regency Centers Corp., 3.75%, 11/15/22	100	103,768

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Weyerhaeuser Co., 4.63%, 09/15/23	$50	$53,849

		825,191

Food & Staples Retailing — 0.6%
Costco Wholesale Corp., 1.70%, 12/15/19	80	79,996
Sysco Corp.:
2.60%, 06/12/22	50	50,495
4.45%, 03/15/48	25	29,133

		159,624

Food Products — 1.2%
Bunge Ltd. Finance Corp., 3.50%, 11/24/20	80	81,104
Conagra Brands, Inc., 4.60%, 11/01/25	50	55,009
Hershey Co., 4.13%, 12/01/20	75	76,622
Kellogg Co., 3.25%, 04/01/26	50	51,804
Tyson Foods, Inc., 4.50%, 06/15/22	50	52,698

		317,237

Health Care Equipment & Supplies — 0.3%
Baxter International, Inc., 3.50%, 08/15/46	40	39,683
Becton Dickinson & Co., 2.68%, 12/15/19	17	17,002
Medtronic, Inc., 4.63%, 03/15/45	25	32,027

		88,712

Health Care Providers & Services — 0.5%
Anthem, Inc., 2.38%, 01/15/25	25	24,886
HCA, Inc.:
5.25%, 06/15/26	25	27,933
5.50%, 06/15/47	40	46,279
UnitedHealth Group, Inc., 4.45%, 12/15/48	25	29,970

		129,068

Industrial Conglomerates — 0.7%
General Electric Co.:
2.10%, 12/11/19	100	99,998
3.45%, 05/15/24	75	77,651

		177,649

Insurance — 1.2%
Markel Corp., 4.90%, 07/01/22	70	74,731
Marsh & McLennan Cos., Inc.:
3.30%, 03/14/23	50	51,672
3.50%, 03/10/25	50	52,419
4.20%, 03/01/48	10	11,452
4.90%, 03/15/49	30	38,037
MetLife, Inc., Series D, 4.37%, 09/15/23	70	75,690
Travelers Cos., Inc., 3.75%, 05/15/46	25	27,590

		331,591

Interactive Media & Services — 0.8%
Alphabet, Inc.:
3.63%, 05/19/21	75	76,883
2.00%, 08/15/26	75	74,778
Expedia Group, Inc., 5.00%, 02/15/26	50	55,503

		207,164

IT Services — 0.3%
DXC Technology Co., 4.25%, 04/15/24	50	52,500
Fidelity National Information Services, Inc., 4.50%, 08/15/46	25	28,903

		81,403

Machinery — 0.2%
Ingersoll-Rand Luxembourg Finance SA, 4.50%, 03/21/49	25	28,640
Snap-on, Inc., 4.10%, 03/01/48	15	17,162

		45,802

Media — 1.8%
Bell Canada, Inc., 4.46%, 04/01/48	20	23,381

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Impact Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital:
4.46%, 07/23/22	$100	$104,917
4.91%, 07/23/25	50	54,837
6.48%, 10/23/45	25	30,991
5.75%, 04/01/48	15	17,370
Fox Corp., 5.58%, 01/25/49(b)	35	44,601
Thomson Reuters Corp.:
4.30%, 11/23/23	100	106,918
5.85%, 04/15/40	30	36,132
Time Warner Entertainment Co. LP, 8.38%, 07/15/33	50	69,971

		489,118

Metals & Mining — 0.4%
Newmont Goldcorp Corp., 3.63%, 06/09/21	80	81,527
Vale Overseas Ltd., 6.88%, 11/10/39	20	25,388

		106,915

Multi-Utilities — 0.1%
Atmos Energy Corp., 4.13%, 03/15/49	20	23,393
San Diego Gas & Electric Co., 4.15%, 05/15/48	15	16,925

		40,318

Office Supplies & Equipment — 0.5%
VMware, Inc.:
2.95%, 08/21/22	50	50,882
3.90%, 08/21/27	75	78,572

		129,454

Oil, Gas & Consumable Fuels — 2.8%
BP Capital Markets PLC, 3.56%, 11/01/21	70	72,092
Canadian Natural Resources Ltd., 3.90%, 02/01/25	40	42,414
Chevron Corp., 3.19%, 06/24/23	70	72,886
Enbridge, Inc., 4.00%, 10/01/23	40	42,296
Energy Transfer Operating LP, 4.75%, 01/15/26	50	53,457
Enterprise Products Operating LLC, 4.80%, 02/01/49	15	17,378
EQM Midstream Partners LP, 6.50%, 07/15/48	10	8,503
MPLX LP, 4.88%, 06/01/25	25	27,083
Nexen, Inc., 6.40%, 05/15/37	25	34,906
Occidental Petroleum Corp., 3.40%, 04/15/26	25	25,431
ONEOK Partners LP, 3.38%, 10/01/22	70	71,747
Petroleos Mexicanos:
6.50%, 03/13/27	30	31,395
6.75%, 09/21/47	20	19,725
Sabine Pass Liquefaction LLC:
5.63%, 02/01/21	100	102,883
6.25%, 03/15/22	100	107,420
Valero Energy Corp., 4.90%, 03/15/45	25	28,403

		758,019

Personal Products — 0.4%
Unilever Capital Corp., 2.90%, 05/05/27	100	104,487

Pharmaceuticals — 2.2%
Abbott Laboratories, 3.88%, 09/15/25	70	76,274
AbbVie, Inc.:
2.60%, 11/21/24(b)	35	35,185
4.25%, 11/14/28	50	55,098
3.20%, 11/21/29(b)	35	35,513
AstraZeneca PLC, 3.38%, 11/16/25	50	52,930
Eli Lilly & Co., 3.95%, 03/15/49	35	41,200
GlaxoSmithKline Capital PLC, 3.38%, 06/01/29	50	53,736
Johnson & Johnson, 3.55%, 05/15/21	80	82,010
Wyeth LLC, 6.45%, 02/01/24	70	82,434
Zoetis, Inc., 3.25%, 02/01/23	70	72,031

		586,411

Security	Par (000)	Value

Professional Services — 0.1%
Verisk Analytics, Inc., 4.13%, 09/12/22	$25	$26,283

Real Estate — 0.3%
Prologis LP, 3.75%, 11/01/25	75	81,322

Road & Rail — 0.1%
CSX Corp., 4.50%, 03/15/49	25	29,438

Semiconductors & Semiconductor Equipment — 1.9%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.50%, 01/15/28	25	24,767
Broadcom, Inc., 4.75%, 04/15/29(b)	25	26,733
NVIDIA Corp.:
2.20%, 09/16/21	150	150,473
3.20%, 09/16/26	100	104,775
Seagate HDD Cayman, 5.75%, 12/01/34	15	15,327
Texas Instruments, Inc., 1.85%, 05/15/22	100	100,226
Xilinx, Inc., 3.00%, 03/15/21	100	101,238

		523,539

Software — 1.0%
Autodesk, Inc.:
4.38%, 06/15/25	25	27,141
3.50%, 06/15/27	75	78,486
Electronic Arts, Inc., 3.70%, 03/01/21	100	101,915
Microsoft Corp., 3.70%, 08/08/46	50	57,160

		264,702

Specialty Retail — 0.7%
Best Buy Co., Inc., 5.50%, 03/15/21	80	82,616
Dollar Tree, Inc., 4.20%, 05/15/28	50	53,477
Tapestry, Inc., 4.25%, 04/01/25	40	42,006

		178,099

Technology Hardware, Storage & Peripherals — 1.4%
Apple, Inc.:
1.70%, 09/11/22	25	24,924
2.85%, 02/23/23	50	51,327
1.80%, 09/11/24	25	24,804
3.35%, 02/09/27	25	26,730
3.00%, 06/20/27	35	36,866
Dell International LLC/EMC Corp.(b):
5.45%, 06/15/23	25	27,093
5.30%, 10/01/29	25	27,673
8.35%, 07/15/46	10	13,417
Hewlett Packard Enterprise Co.:
3.60%, 10/15/20	100	101,161
4.40%, 10/15/22	50	52,853

		386,848

Total Corporate Bonds — 46.4% (Cost — $12,135,406)		12,523,500

Foreign Agency Obligations — 0.6%
Mexico Government International Bond, 5.55%, 01/21/45	30	36,553
Panama Government International Bond, 9.38%, 04/01/29	25	38,180
Philippine Government International Bond, 10.63%, 03/16/25	35	49,569
Uruguay Government International Bond, 4.38%, 10/27/27	25	27,359

Total Foreign Agency Obligations — 0.6% (Cost — $151,488)		151,661

U.S. Government Sponsored Agency Securities — 28.7%

Mortgage-Backed Securities — 28.7%
Fannie Mae Mortgage-Backed Securities:
3.00%, 12/01/35 - 12/01/49(c)	204	208,656

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Impact Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
3.50%, 10/01/46 - 12/01/49(c)	$715	$744,679
4.00%, 05/01/33 - 12/01/49(c)	896	949,579
4.50%, 02/01/48 - 12/01/49(c)	886	939,473
5.00%, 06/01/39 - 12/01/49(c)	624	685,339
5.50%, 09/01/41 - 01/01/47	143	161,109
Freddie Mac Mortgage-Backed Securities:
3.00%, 08/01/46 - 06/01/49	194	197,443
3.50%, 03/01/46 - 11/01/49	738	772,302
4.00%, 02/01/47 - 06/01/49	395	413,400
5.00%, 04/01/48 - 07/01/48	97	103,452
Ginnie Mae Mortgage-Backed Securities:
3.00%, 05/20/45 - 02/15/47	165	170,782
3.50%, 12/20/45 - 12/01/49(c)	850	886,404
4.00%, 03/20/46 - 12/01/49(c)	666	696,840
4.50%, 04/20/48 - 12/01/49(c)	631	662,814
5.00%, 05/20/48 - 12/01/49(c)	151	160,706

Total U.S. Government Sponsored Agency Securities — 28.7% (Cost — $7,649,260)		7,752,978

U.S. Treasury Obligations — 20.4%
U.S. Treasury Bil, 2.88%, 10/31/20	1,000	1,010,546
U.S. Treasury Bonds:
3.63%, 02/15/44	600	761,461
3.38%, 11/15/48	625	782,007
2.88%, 05/15/49	275	314,810
U.S. Treasury Notes:
7.25%, 08/15/22	200	229,656
6.25%, 08/15/23	500	582,676
2.00%, 06/30/24	1,200	1,219,219
2.38%, 08/15/24	200	206,656
7.50%, 11/15/24	200	255,492
6.00%, 02/15/26	100	125,262

Total U.S. Treasury Obligations — 20.4% (Cost — $5,217,238)		5,487,785

Total Long-Term Investments — 96.1% (Cost — $25,153,392)		25,915,924

Security	Shares	Value

Short-Term Securities — 7.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.53%(d)(e)	1,892,358	$1,892,358

Total Short-Term Securities — 7.0% (Cost — $1,892,358)		1,892,358

Total Investments Before TBA Sale Commitments — 103.1% (Cost — $27,045,750)		27,808,282

	Par (000)

TBA Sale Commitments(c) — (0.1%)

Mortgage-Backed Securities — (0.1%)
Fannie Mae Mortgage-Backed Securities, 3.50%, 12/12/49	$25	(25,664)

Total TBA Sale Commitments — (0.1)% (Proceeds — $25,625)		(25,664)

Total Investments, Net of TBA Sale Commitments — 103.0% (Cost — $27,020,125)		27,782,618

Liabilities in Excess of Other Assets — (3.0)%		(808,724)

Net Assets — 100.0%		$26,973,894

(a)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents or includes a TBA transaction.
(d)	Annualized 7-day yield as of period end.

(e)

During the six months ended November 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 05/31/19	Net Activity	Shares Held at 11/30/19	Value at 11/30/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	2,055,396	(163,038)	1,892,358	$1,892,358	$14,804	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Impact Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
10-Year Australian Treasury Bond	4	12/16/19	$398	$3,396
10-Year Canada Bond	2	03/20/20	211	132
10-Year U.S. Treasury Note	3	03/20/20	388	(465)
10-Year U.S. Ultra Long Treasury Note	5	03/20/20	711	(2,976)
Long U.S. Treasury Bond	3	03/20/20	477	(1,086)
Long Gilt Future	1	03/27/20	172	(389)
5-Year U.S. Treasury Note	32	03/31/20	3,807	(2,367)

				(3,755)

Short Contracts
Euro Bund	2	12/06/19	377	482
Euro OAT	2	12/06/19	369	(134)

				348

				$(3,407)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	13,772	AUD	20,000	JPMorgan Chase Bank N.A.	12/18/19	$238
USD	30,220	CAD	40,000	Citibank N.A.	12/18/19	102
USD	33,320	EUR	30,000	Citibank N.A.	12/18/19	229
USD	12,792	HKD	100,000	Citibank N.A.	12/18/19	20

						589

USD	14,569	SGD	20,000	Barclays Bank PLC	12/18/19	(57)

	Net unrealized appreciation					$532

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.33.V1	5.00%	Quarterly	12/20/24	USD	500	$(43,476)	$(31,603)	$(11,873)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
0.66%	Semi-Annual	6-Month GBP LIBOR, 0.86%	Semi-Annual	N/A	10/02/21	GBP	560	$1,915	$369	$1,546
0.66	Semi-Annual	6-Month GBP LIBOR, 0.86%	Semi-Annual	N/A	10/03/21	GBP	90	288	(37)	325
0.75	Semi-Annual	6-Month GBP LIBOR, 0.86%	Semi-Annual	N/A	10/15/21	GBP	450	537	342	195
3-Month LIBOR, 1.91%	Quarterly	1.67	Semi-Annual	N/A	10/17/21	USD	160	26	52	(26)
3-Month LIBOR, 1.91%	Quarterly	1.63	Semi-Annual	N/A	10/21/21	USD	280	(154)	(42)	(112)
0.81	Semi-Annual	6-Month GBP LIBOR, 0.86%	Semi-Annual	N/A	10/22/21	GBP	90	(25)	12	(37)
3-Month LIBOR, 1.91%	Quarterly	1.64	Semi-Annual	N/A	11/18/21	USD	280	38	(8)	46
0.74	Semi-Annual	6-Month GBP LIBOR, 0.86%	Semi-Annual	N/A	11/25/21	GBP	600	633	17	616
6-Month EURIBOR, (0.34)%	Semi-Annual	(0.34)	Annual	N/A	11/27/21	EUR	250	(24)	(1)	(23)
0.73	Semi-Annual	6-Month GBP LIBOR, 0.86%	Semi-Annual	N/A	11/27/21	GBP	860	1,185	353	832
6-Month EURIBOR, (0.34)%	Semi-Annual	(0.34)	Annual	N/A	11/28/21	EUR	370	(36)	15	(51)
0.76	Semi-Annual	6-Month GBP LIBOR, 0.86%	Semi-Annual	N/A	11/28/21	GBP	210	161	(15)	176

SCHEDULE OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Impact Bond Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6-Month EURIBOR, (0.34)%	Semi-Annual	(0.34)%	Annual	N/A		11/29/21	EUR	610	$(46)	$67	$(113)
0.76	Semi-Annual	6-Month GBP LIBOR, 0.86%	Semi-Annual	N/A		11/29/21	GBP	210	127	105	22
6-Month EURIBOR, (0.34)%	Semi-Annual	(0.34)	Annual	N/A		12/02/21	EUR	500	(55)	60	(115)
6-Month EURIBOR, (0.34)%	Semi-Annual	(0.35)	Annual	N/A		12/03/21	EUR	240	(49)	(50)	1
6-Month EURIBOR, (0.34)%	Semi-Annual	(0.33)	Annual	03/06/20	(a)	03/06/22	EUR	3,790	(393)	379	(772)
6-Month GBP LIBOR, 0.86%	Semi-Annual	0.71	Semi-Annual	03/06/20	(a)	03/06/22	GBP	1,080	(1,885)	(298)	(1,587)
1.52	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	03/06/20	(a)	03/06/22	USD	700	518	213	305
0.76	Semi-Annual	6-Month GBP LIBOR, 0.86%	Semi-Annual	03/06/20	(a)	03/06/25	GBP	430	2,013	215	1,798
6-Month EURIBOR, (0.34)%	Semi-Annual	(0.22)	Annual	03/06/20	(a)	03/06/25	EUR	450	(282)	11	(293)
0.76	Semi-Annual	6-Month GBP LIBOR, 0.86%	Semi-Annual	03/06/20	(a)	03/06/25	GBP	540	2,528	270	2,258
3-Month LIBOR, 1.91%	Quarterly	1.52	Semi-Annual	03/06/20	(a)	03/06/25	USD	290	(645)	(158)	(487)
MXN 28D TIIE, 7.78%	Monthly	6.30	Monthly	03/18/20	(a)	03/12/25	MXN	2,150	(1,659)	2	(1,661)
MXN 28D TIIE, 7.78%	Monthly	6.38	Monthly	03/18/20	(a)	03/12/25	MXN	1,010	(604)	1	(605)
MXN 28D TIIE, 7.78%	Monthly	6.41	Monthly	03/18/20	(a)	03/12/25	MXN	960	(507)	1	(508)
MXN 28D TIIE, 7.78%	Monthly	6.45	Monthly	03/18/20	(a)	03/12/25	MXN	1,510	(674)	1	(675)
3-Month STIBOR, 0.06%	Quarterly	0.00	Annual	03/18/20	(a)	03/18/25	SEK	2,550	(4,616)	(6)	(4,610)
6-Month SIBOR, 1.83%	Semi-Annual	1.54	Semi-Annual	03/18/20	(a)	03/18/25	SGD	140	268	2	266
1.68	Annual	6-Month WIBOR, 1.69%	Semi-Annual	03/18/20	(a)	03/18/25	PLN	1,570	(604)	7	(611)
1.57	Quarterly	3-Month HIBOR, 2.36%	Quarterly	03/18/20	(a)	03/18/25	HKD	300	394	1	393
(0.44)	Annual	6-Month EURIBOR, (0.34)%	Semi-Annual	03/18/20	(a)	03/18/25	EUR	230	2,973	217	2,756
(0.12)	Semi-Annual	6-Month JPY LIBOR, (0.01)%	Semi-Annual	03/18/20	(a)	03/18/25	JPY	1,000	37	—	37
(0.32)	Annual	6-Month EURIBOR, (0.34)%	Semi-Annual	03/18/20	(a)	03/18/25	EUR	60	369	1	368
6-Month CAD BA, 2.00%	Semi-Annual	1.77	Semi-Annual	03/18/20	(a)	03/18/25	CAD	30	(49)	—	(49)
3-Month STIBOR, 0.06%	Quarterly	0.02	Annual	03/18/20	(a)	03/18/25	SEK	270	(467)	1	(468)
(0.39)	Annual	6-Month EURIBOR, (0.34)%	Semi-Annual	03/18/20	(a)	03/18/25	EUR	70	724	2	722
1.51	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	03/18/20	(a)	03/18/25	USD	110	293	2	291
6-Month CAD BA, 2.00%	Semi-Annual	1.72	Semi-Annual	03/18/20	(a)	03/18/25	CAD	60	(206)	1	(207)
1.70	Annual	6-Month WIBOR, 1.69%	Semi-Annual	03/18/20	(a)	03/18/25	PLN	320	(201)	1	(202)
1.05	Semi-Annual	6-Month BBR, 0.22%	Semi-Annual	03/18/20	(a)	03/18/25	AUD	55	(253)	1	(254)
1.06	Semi-Annual	6-Month BBR, 0.22%	Semi-Annual	03/18/20	(a)	03/18/25	AUD	60	(283)	1	(284)
1.06	Semi-Annual	6-Month BBR, 0.22%	Semi-Annual	03/18/20	(a)	03/18/25	AUD	55	(260)	1	(261)
1.06	Semi-Annual	6-Month BBR, 0.22%	Semi-Annual	03/18/20	(a)	03/18/25	AUD	20	(98)	—	(98)
6-Month GBP LIBOR, 0.86%	Semi-Annual	0.87	Semi-Annual	03/18/20	(a)	03/18/25	GBP	10	21	—	21
3-Month STIBOR, 0.06%	Quarterly	0.19	Annual	03/18/20	(a)	03/18/25	SEK	530	(442)	7	(449)
3-Month STIBOR, 0.06%	Quarterly	0.25	Annual	03/18/20	(a)	03/18/25	SEK	300	(157)	1	(158)
3-Month STIBOR, 0.06%	Quarterly	0.26	Annual	03/18/20	(a)	03/18/25	SEK	610	(286)	33	(319)
3-Month STIBOR, 0.06%	Quarterly	0.31	Annual	03/18/20	(a)	03/18/25	SEK	590	(135)	45	(180)
3-Month STIBOR, 0.06%	Quarterly	0.34	Annual	03/18/20	(a)	03/18/25	SEK	490	(25)	1	(26)
6-Month SIBOR, 1.83%	Semi-Annual	1.48	Semi-Annual	03/18/20	(a)	03/18/25	SGD	100	(4)	1	(5)
6-Month SIBOR, 1.83%	Semi-Annual	1.50	Semi-Annual	03/18/20	(a)	03/18/25	SGD	70	41	1	40
6-Month SIBOR, 1.83%	Semi-Annual	1.51	Semi-Annual	03/18/20	(a)	03/18/25	SGD	50	43	1	42
6-Month SIBOR, 1.83%	Semi-Annual	1.54	Semi-Annual	03/18/20	(a)	03/18/25	SGD	100	209	1	208
6-Month SIBOR, 1.83%	Semi-Annual	1.54	Semi-Annual	03/18/20	(a)	03/18/25	SGD	60	134	1	133
6-Month SIBOR, 1.83%	Semi-Annual	1.56	Semi-Annual	03/18/20	(a)	03/18/25	SGD	40	116	1	115
6-Month SIBOR, 1.83%	Semi-Annual	1.58	Semi-Annual	03/18/20	(a)	03/18/25	SGD	110	366	1	365
6-Month SIBOR, 1.83%	Semi-Annual	1.60	Semi-Annual	03/18/20	(a)	03/18/25	SGD	60	253	1	252
1.54	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	03/18/20	(a)	03/18/25	USD	80	85	2	83
1.62	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	03/18/20	(a)	03/18/25	USD	110	(295)	2	(297)
1.69	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	03/18/20	(a)	03/18/25	USD	150	(870)	3	(873)
1.69	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	03/18/20	(a)	03/18/25	USD	100	(604)	19	(623)
1.69	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	03/18/20	(a)	03/18/25	USD	50	(303)	1	(304)
1.69	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	03/18/20	(a)	03/18/25	USD	50	(306)	1	(307)
6-Month GBP LIBOR, 0.86%	Semi-Annual	0.63	Semi-Annual	N/A		10/02/29	GBP	50	(1,749)	(302)	(1,447)

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Impact Bond Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6-Month GBP LIBOR, 0.86%	Semi-Annual	0.66%	Semi-Annual	N/A		10/03/29	GBP	20	$(624)	$43	$(667)
6-Month GBP LIBOR, 0.86%	Semi-Annual	0.89	Semi-Annual	N/A		10/15/29	GBP	40	(126)	59	(185)
1.68	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		10/17/29	USD	60	149	(7)	156
1.66	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		10/21/29	USD	60	220	100	120
6-Month GBP LIBOR, 0.86%	Semi-Annual	0.93	Semi-Annual	N/A		10/22/29	GBP	20	33	2	31
1.74	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	N/A		11/18/29	USD	30	(101)	9	(110)
6-Month GBP LIBOR, 0.86%	Semi-Annual	0.89	Semi-Annual	N/A		11/25/29	GBP	90	(269)	(23)	(246)
0.05	Annual	6-Month EURIBOR, (0.34)%	Semi-Annual	N/A		11/27/29	EUR	20	2	38	(36)
6-Month GBP LIBOR, 0.86%	Semi-Annual	0.85	Semi-Annual	N/A		11/27/29	GBP	90	(713)	(222)	(491)
0.06	Annual	6-Month EURIBOR, (0.34)%	Semi-Annual	N/A		11/28/29	EUR	50	(42)	(8)	(34)
6-Month GBP LIBOR, 0.86%	Semi-Annual	0.88	Semi-Annual	N/A		11/28/29	GBP	40	(151)	58	(209)
0.04	Annual	6-Month EURIBOR, (0.34)%	Semi-Annual	N/A		11/29/29	EUR	50	69	19	50
6-Month GBP LIBOR, 0.86%	Semi-Annual	0.89	Semi-Annual	N/A		11/29/29	GBP	20	(63)	(54)	(9)
0.04	Annual	6-Month EURIBOR, (0.34)%	Semi-Annual	N/A		12/02/29	EUR	50	77	(27)	104
0.05	Annual	6-Month EURIBOR, (0.34)%	Semi-Annual	N/A		12/03/29	EUR	30	37	61	(24)
0.07	Annual	6-Month EURIBOR, (0.34)%	Semi-Annual	03/06/20	(a)	03/06/30	EUR	1,970	2,837	381	2,456
3-Month LIBOR, 1.91%	Quarterly	1.65	Semi-Annual	03/06/20	(a)	03/06/30	USD	150	(698)	(189)	(509)
6-Month GBP LIBOR, 0.86%	Semi-Annual	0.85	Semi-Annual	03/06/20	(a)	03/06/30	GBP	270	(2,212)	(226)	(1,986)
6-Month EURIBOR, (0.34)%	Semi-Annual	0.47	Annual	03/06/20	(a)	03/06/50	EUR	420	438	160	278
1.83	Semi-Annual	3-Month LIBOR, 1.91%	Quarterly	03/06/20	(a)	03/06/50	USD	120	1,159	301	858

									$(2,934)	$2,404	$(5,338)

(a)	Forward swap

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3-Month KRW CDC, 1.53%	Quarterly	1.12%	Quarterly	Citibank N.A.	03/18/20	(a)	03/18/25	KRW	693,482	$(5,332)	$—	$(5,332)
3-Month KRW CDC, 1.53%	Quarterly	1.16	Quarterly	Citibank N.A.	03/18/20	(a)	03/18/25	KRW	55,730	(333)	—	(333)
3-Month KRW CDC, 1.53%	Quarterly	1.14	Quarterly	JPMorgan Chase Bank N.A.	03/18/20	(a)	03/18/25	KRW	100,148	(689)	—	(689)
3-Month KRW CDC, 1.53%	Quarterly	1.16	Quarterly	Citibank N.A.	03/18/20	(a)	03/18/25	KRW	55,730	(333)	—	(333)

										$(6,687)	$—	$(6,687)

(a)	Forward swap

Balances reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$4,077	$(33,276)	$18,265	$(35,476)
OTC Swaps	—	—	—	(6,687)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

SCHEDULE OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Impact Bond Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$4,010	$—	$4,010
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	589	—	—	589
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	18,265	—	18,265

	$—	$—	$—	$589	$22,275	$—	$22,864

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$7,417	$—	$7,417
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	57	—	—	57
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	11,873	—	—	23,603	—	35,476
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums paid	—	—	—	—	6,687	—	6,687

	$—	$11,873	$—	$57	$37,707	$—	$49,637

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended November 30, 2019, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$161,173	$—	$161,173
Forward foreign currency exchange contracts	—	—	—	1,470	—	—	1,470
Swaps	—	8,419	—	—	10,232	—	18,651

	$—	$8,419	$—	$1,470	$171,405	$—	$181,294

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(75,668)	$—	$(75,668)
Forward foreign currency exchange contracts	—	—	—	(409)	—	—	(409)
Swaps	—	(12,841)	—	—	(34,037)	—	(46,878)

	$—	$(12,841)	$—	$(409)	$(109,705)	$—	$(122,955)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,969,918
Average notional value of contracts — short	$1,350,260
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$112,428
Credit default swaps:
Average notional value — buy protection	$448,000
Average notional value — sell protection	$—	(a)
Interest rate swaps:
Average notional value — pay fixed rate	$13,378,129
Average notional value — receives fixed rate	$18,004,482

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Impact Bond Fund

Derivative Financial Instruments — Offsetting as of Period End

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$2,044
Forward foreign currency exchange contracts	589	57
Swaps — Centrally cleared	1,625	—
Swaps — OTC(a)	—	6,687

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$2,214	$8,788
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,625)	(2,044)

Total derivative assets and liabilities subject to an MNA	$589	$6,744

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pleadged ) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Citibank N.A.	$351	$(351)	$—	$—	$—
JPMorgan Chase Bank N.A.	238	(238)	—	—	—

	$589	$(589)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
Barclays Bank PLC	$57	$—	$—	$—	$57
Citibank N.A.	5,998	(351)	—	—	5,647
JPMorgan Chase Bank N.A.	689	(238)	—	—	451

	$6,744	$(589)	$—	$—	$6,155

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount payable due to counterparty in the event of default.

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) November 30, 2019	BlackRock Impact Bond Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a):
Corporate Bonds	$—	$12,523,500	$—	$12,523,500
Foreign Agency Obligations	—	151,661	—	151,661
U.S. Government Sponsored Agency Securities	—	7,752,978	—	7,752,978
U.S. Treasury Obligations	—	5,487,785	—	5,487,785
Short-Term Securities	1,892,358	—	—	1,892,358
Liabilities:
Investments:
TBA Sale Commitments	—	(25,664)	—	(25,664)

	$1,892,358	$25,890,260	$—	$27,782,618

Derivative Financial Instruments(b)
Assets:
Forward foreign currency contracts	$—	$589	$—	$589
Interest rate contracts	4,010	18,265	—	22,275
Liabilities:
Credit contracts	—	(11,873)	—	(11,873)
Forward foreign currency contracts	—	(57)	—	(57)
Interest rate contracts	(7,417)	(30,290)	—	(37,707)

	$(3,407)	$(23,366)	$—	$(26,773)

(a)	See above Schedule of Investments for values in each industry.
(b)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities  (unaudited)

November 30, 2019

BlackRock Impact Bond Fund

ASSETS
Investments at value — unaffiliated (cost — $25,153,392)	$25,915,924
Investments at value — affiliated (cost — $1,892,358)	1,892,358
Cash pledged:
Futures contracts	63,000
Centrally cleared swaps	81,000
Foreign currency at value (cost — $158,389)	158,432
Receivables:
Investments sold	25,640
TBA sale commitments	27
Capital shares sold	226
Dividends — affiliated	2,255
Interest — unaffiliated	181,951
From the Manager	21,320
Variation margin on centrally cleared swaps	1,625
Unrealized appreciation on forward foreign currency exchange contracts	589
Prepaid expenses	42,627

Total assets	28,386,974

LIABILITIES
TBA sale commitments at value (proceeds — $25,625)	25,664
Payables:
Investments purchased	723,808
Administration fees	426
Capital shares redeemed	439,130
Income dividend distributions	41,932
Trustees’ and Officer’s fees	238
Other accrued expenses	172,887
Service and distribution fees	207
Variation margin on futures contracts	2,044
Unrealized depreciation on:
Forward foreign currency exchange contracts	57
OTC swaps	6,687

Total liabilities	1,413,080

NET ASSETS	$26,973,894

NET ASSETS CONSIST OF
Paid-in capital	$26,553,372
Accumulated earnings	420,522

NET ASSETS	$26,973,894

NET ASSET VALUE

Institutional
Net assets	$26,078,445

Shares outstanding(a)	2,582,602

Net asset value	$10.10

Investor A
Net assets	$790,059

Shares outstanding(a)	78,220

Net asset value	$10.10

Investor C
Net assets	$54,987

Shares outstanding(a)	5,445

Net asset value	$10.10

Class K
Net assets	$50,403

Shares outstanding(a)	5,000

Net asset value	$10.08

(a)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statement of Operations  (unaudited)

Six Months Ended November 30, 2019

BlackRock Impact Bond Fund

INVESTMENT INCOME
Dividends — affiliated	$14,804
Interest — unaffiliated	372,442

Total investment income	387,246

EXPENSES
Investment advisory	40,100
Professional	58,824
Custodian	34,492
Pricing	32,166
Registration	31,773
Accounting services	9,126
Administration	5,681
Printing	4,601
Transfer agent — class specific	4,038
Administration — class specific	2,674
Service and distribution — class specific	1,202
Directors and Officer	759
Miscellaneous	8,551

Total expenses	233,987
Less:
Fees waived and/or reimbursed by the Manager	(172,137)
Administration fees waived	(5,681)
Administration fees waived — class specific	(255)
Transfer agent fees waived and/or reimbursed — class specific	(573)

Total expenses after fees waived and/or reimbursed	55,341

Net investment income	331,905

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(18,141)
Futures contracts	161,173
Forward foreign currency exchange contracts	1,470
Foreign currency transactions	(2,273)
Swaps	18,651

160,880

Net change in unrealized appreciation (depreciation) on:
Investments	590,583
Futures contracts	(75,668)
Forward foreign currency exchange contracts	(409)
Foreign currency translations	(2,318)
Swaps	(46,878)

465,310

Net realized and unrealized gain	626,190

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$958,095

See notes to financial statements.

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Impact Bond Fund
	Six Months Ended 11/30/19 (unaudited)	Year Ended 05/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$331,905	$635,756
Net realized gain	160,880	137,494
Net change in unrealized appreciation (depreciation)	465,310	794,015

Net increase in net assets resulting from operations	958,095	1,567,265

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(308,530)	(668,828)
Investor A	(7,427)	(13,941)
Investor C	(489)	(1,225)
Class K	(5,723)	(2,302)

Decrease in net assets resulting from distributions to shareholders	(322,169)	(686,296)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,238,166	(112,983)

NET ASSETS
Total increase in net assets	1,874,092	767,986
Beginning of period	25,099,802	24,331,816

End of period	$26,973,894	$25,099,802

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	19

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Impact Bond Fund

	Institutional
	Six Months Ended 11/30/19 (unaudited)		Year Ended May 31,			Period from 08/23/16 (a) to 05/31/17
			2019		2018

Net asset value, beginning of period	$9.85		$9.51		$9.81	$10.00

Net investment income(b)	0.13		0.25		0.22	0.15
Net realized and unrealized gain (loss)	0.24		0.36		(0.29)	(0.18)

Net increase (decrease) from investment operations	0.37		0.61		(0.07)	(0.03)

Distributions from net investment income(c)	(0.12)		(0.27)		(0.23)	(0.16)

Net asset value, end of period	$10.10		$9.85		$9.51	$9.81

Total Return(d)
Based on net asset value	3.79	%(e)	6.55%		(0.67)%	(0.32	)%(e)

Ratios to Average Net Assets
Total expenses(f)	1.74	%(g)	2.02	%(h)	1.70%	1.63	%(g)(i)

Total expenses after fees waived and/or reimbursed(f)	0.41	%(g)	0.41%		0.40%	0.44	%(g)

Net investment income(f)	2.50	%(g)	2.64%		2.30%	1.93	%(g)

Supplemental Data
Net assets, end of period (000)	$26,078		$24,031		$23,816	$19,713

Portfolio turnover rate(j)	58%		202%		530%	470%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 1.79%.
(i)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.91%.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 11/30/19 (unaudited)	Year Ended May 31,		Period from 08/23/16 (a) to 05/31/17
		2019	2018
Portfolio turnover rate (excluding MDRs)	44%	117%	243%	332%

See notes to financial statements.

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Impact Bond Fund (continued)

	Investor A
	Six Months Ended 11/30/19 (unaudited)		Year Ended May 31,			Period from 08/23/16 (a) to 05/31/17
			2019		2018

Net asset value, beginning of period	$9.86		$9.51		$9.81	$10.00

Net investment income(b)	0.11		0.23		0.20	0.13
Net realized and unrealized gain (loss)	0.24		0.37		(0.29)	(0.18)

Net increase (decrease) from investment operations	0.35		0.60		(0.09)	(0.05)

Distributions from net investment income(c)	(0.11)		(0.25)		(0.21)	(0.14)

Net asset value, end of period	$10.10		$9.86		$9.51	$9.81

Total Return(d)
Based on net asset value	3.55	%(e)	6.39%		(0.95)%	(0.52	)%(e)

Ratios to Average Net Assets
Total expenses(f)	2.16	%(g)	2.44	%(h)	2.17%	1.95	%(g)(i)

Total expenses after fees waived and/or reimbursed(f)	0.66	%(g)	0.66%		0.67%	0.70	%(g)

Net investment income(f)	2.24	%(g)	2.39%		2.09%	1.69	%(g)

Supplemental Data
Net assets, end of period (000)	$790		$550		$402	$59

Portfolio turnover rate(j)	58%		202%		530%	470%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 2.21%.
(i)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.22%.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 11/30/19 (unaudited)	Year Ended May 31,		Period from 08/23/16 (a) to 05/31/17
		2019	2018
Portfolio turnover rate (excluding MDRs)	44%	117%	243%	332%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Impact Bond Fund (continued)

	Investor C
	Six Months Ended 11/30/19 (unaudited)		Year Ended May 31,			Period from 08/23/16 (a) to 05/31/17
			2019		2018

Net asset value, beginning of period	$9.85		$9.51		$9.81	$10.00

Net investment income(b)	0.08		0.16		0.12	0.07
Net realized and unrealized gain (loss)	0.24		0.35		(0.28)	(0.18)

Net increase (decrease) from investment operations	0.32		0.51		(0.16)	(0.11)

Distributions from net investment income(c)	(0.07)		(0.17)		(0.14)	(0.08)

Net asset value, end of period	$10.10		$9.85		$9.51	$9.81

Total Return(d)
Based on net asset value	3.27	%(e)	5.49%		(1.69)%	(1.09	)%(e)

Ratios to Average Net Assets
Total expenses(f)	2.86	%(g)	3.20	%(h)	2.86%	2.73	%(g)(i)

Total expenses after fees waived and/or reimbursed(f)	1.41	%(g)	1.41%		1.43%	1.45	%(g)

Net investment income(f)	1.50	%(g)	1.64%		1.26%	0.92	%(g)

Supplemental Data
Net assets, end of period (000)	$55		$69		$66	$51

Portfolio turnover rate(j)	58%		202%		530%	470%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 2.97%.
(i)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.01%.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 11/30/19 (unaudited)	Year Ended May 31,		Period from 08/23/16 (a) to 05/31/17
		2019	2018
Portfolio turnover rate (excluding MDRs)	44%	117%	243%	332%

See notes to financial statements.

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Impact Bond Fund (continued)

	Class K
	Six Months Ended 11/30/19 (unaudited)		Year Ended May 31,			Period from 08/23/16 (a) to 05/31/17
			2019		2018

Net asset value, beginning of period	$9.85		$9.51		$9.81	$10.00

Net investment income(b)	0.13		0.26		0.22	0.15
Net realized and unrealized gain (loss)	0.22		0.35		(0.28)	(0.18)

Net increase (decrease) from investment operations	0.35		0.61		(0.06)	(0.03)

Distributions from net investment income(c)	(0.12)		(0.27)		(0.24)	(0.16)

Net asset value, end of period	$10.08		$9.85		$9.51	$9.81

Total Return(d)
Based on net asset value	3.61	%(e)	6.60%		(0.66)%	(0.29	)%(e)

Ratios to Average Net Assets
Total expenses(f)	1.73	%(g)	2.70	%(h)	1.80%	1.74	%(g)(i)

Total expenses after fees waived and/or reimbursed(f)	0.36	%(g)	0.36%		0.38%	0.40	%(g)

Net investment income(f)	2.56	%(g)	2.66%		2.30%	1.97	%(g)

Supplemental Data
Net assets, end of period (000)	$50		$449		$48	$49

Portfolio turnover rate(j)	58%		202%		530%	470%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes non-recurring expenses of Board realignment and consolidation costs. Without these costs, total expenses would have been 2.48%.
(i)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.01%.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Six Months Ended 11/30/19 (unaudited)	Year Ended May 31,		Period from 08/23/16 (a) to 05/31/17
		2019	2018
Portfolio turnover rate (excluding MDRs)	44%	117%	243%	332%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	23

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Funds IV (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Impact Bond Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 10 years
Class K Shares	No	No		None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/ with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board of Trustees of the Trust (the “Board”) effective January 1, 2019, the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Recent Accounting Standards: The Fund has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Fund has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the amendments on a modified retrospective basis beginning with the fiscal period ended November 30, 2019. The adjusted cost basis of securities at May 31, 2019 is $27,153,492.

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the

NOTES TO FINANCIAL STATEMENTS	25

Notes to Financial Statements  (unaudited) (continued)

Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a fund mitigate their counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Mortgage Dollar Roll Transactions: The fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

NOTES TO FINANCIAL STATEMENTS	27

Notes to Financial Statements  (unaudited) (continued)

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — The Fund enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion $1 Billion — $3 Billion $3 Billion — $5 Billion $5 Billion — $10 Billion Greater than $10 Billion	0.30 0.28 0.27 0.26 0.26%

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C
Service Fees Distribution Fees	0.25 —%	0.25 0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended November 30, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Total
$857	$345	$1,202

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million $500 Million — $1 Billion $1 Billion — $2 Billion $2 Billion — $4 Billion $4 Billion — $13 Billion Greater than $13 Billion	0.0425 0.0400 0.0375 0.0350 0.0325 0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended November 30, 2019, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Total
$2,551	$69	$7	$47	$2,674

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

For the six months ended November 30, 2019, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended November 30, 2019, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Total
$25	$19	$44

For the six months ended November 30, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor C	Class K	Total
$3,281	$680	$52	$25	$4,038

Other Fees: For the six months ended November 30, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares was $2.

Expense Limitations, Waivers, Reimbursements, and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (unaudited) (continued)

money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the six months ended November 30, 2019, the amount waived was $533.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through September 30, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended November 30, 2019, there were no fees waived by the Manager.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	0.41%
Investor A	0.66
Investor C	1.41
Class K	0.36

The Manager has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2020, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund. For the six months ended November 30, 2019 amounts included in the Statement of Operations were as follows:

Fees waived and/or reimbursed by the Manager	$171,604
Administration Fees waived	5,681

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, and shown as administration fees waived — class specific, transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statement of Operations. For the six months ended November 30, 2019, class specific expense waivers and/ or reimbursements are as follows:

	Institutional	Investor A	Investor C	Class K	Total
Administration fees waived — class specific	$133	$69	$7	$46	$255
Transfer agent fees waived and/or reimbursed — class specific	4	509	35	25	573

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(a) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(b) the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective August 23, 2023, the repayment arrangement between the Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under the Fund’s contractual caps on net expenses will be terminated.

As of November 30, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring May 31,
	2020	2021	2022
Fund Level Institutional Investor A Investor C Class K	$278,009 — 149 96 51	$330,741 1,671 920 122 81	$177,285 137 578 42 71

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

During the six months ended November 30, 2019, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

7.	PURCHASES AND SALES

For the six months ended November 30, 2019, purchases and sales of investments, including paydowns and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$12,955,621	$14,873,033	*
U.S. Government Securities	2,513,229	—

*	Includes paydowns.

For the six months ended November 30, 2019, purchases and sales related to mortgage dollar rolls were $3,686,093 and $3,685,715, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended May 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of November 30, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of May 31, 2019, the Fund had $523,556 of non-expiring capital loss carryforwards available to offset future realized capital gains.

As of November 30, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$27,049,760

Gross unrealized appreciation	812,985
Gross unrealized depreciation	(81,275)

Net unrealized appreciation	$731,710

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended November 30, 2019, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (unaudited) (continued)

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 11/30/19		Year Ended 05/31/19
Impact Bond Fund	Shares	Amount	Shares	Amount
Institutional
Shares sold	203,837	$2,038,515	414,898	$3,970,052
Shares issued in reinvestment of distributions	6,701	67,583	13,586	129,300
Shares redeemed	(66,751)	(668,278)	(495,282)	(4,732,983)

Net increase (decrease)	143,787	$1,437,820	(66,798)	$(633,631)

Investor A
Shares sold	24,717	$248,918	51,474	$490,766
Shares issued in reinvestment of distributions	685	6,909	1,326	12,631
Shares redeemed	(2,971)	(29,745)	(39,340)	(377,521)

Net increase	22,431	$226,082	13,460	$125,876

Investor C
Shares sold	—	$—	361	$3,409
Shares issued in reinvestment of distributions	12	124	36	343
Shares redeemed	(1,614)	(16,254)	(291)	(2,723)

Net increase (decrease)	(1,602)	$(16,130)	106	$1,029

Class K
Shares sold	4,659	$47,086	40,936	$397,085
Shares issued in reinvestment of distributions	509	5,137	87	861
Shares redeemed	(45,759)	(461,829)	(432)	(4,203)

Net increase (decrease)	(40,591)	$(409,606)	40,591	$393,743

Total Net Increase (Decrease)	124,025	$1,238,166	(12,641)	$(112,983)

As of November 30, 2019, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund, were as follows:

Institutional	1,985,000
Investor A	5,000
Investor C	5,000
Class K	5,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	33

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds IV (the “Trust”) met in person on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Impact Bond Fund (the “Fund”), and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the June Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to the Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analyses of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the May Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

responded to these requests with additional written information in advance of the June Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) economies of scale; (c) fund expenses and potential fee waivers; and (d) differences in services provided and management fees between open-end funds and other product channels.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2018. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and the performance of the Fund as compared with its benchmark. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and the Performance Peer funds (for example, the investment objective(s) and investment strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to affect long-term performance disproportionately.

The Board noted that for the one-year and since-inception periods reported, the Fund ranked in the second and third quartiles, respectively, against its Performance Peers. The Board noted such underperformance for the applicable periods as compared to the Performance Peers.

In light of the Fund’s outcome oriented objective, the Board noted that BlackRock believes that certain other performance metrics may be more appropriate than the Performance Peers, and that BlackRock has explained its rationale for this belief to the Board. The Board was provided with a comparison of Fund performance relative to these metrics. Under these metrics, for the one-year and since-inception periods, the Fund underperformed its benchmark. The Fund maintained a higher exposure to what BlackRock believes are positive societal impacts and a lower exposure to what BlackRock believes are negative societal impacts when compared to its benchmark.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT	35

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2018 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2020, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a one-year term ending June 30, 2020. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of BlackRock Funds IV, on behalf of BlackRock Impact Bond Fund, met on November 14-15, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the BlackRock open-end funds, excluding money market funds (each, a “Fund”), pursuant to the Liquidity Rule. The Board has appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain Funds, as the program administrator for each Fund’s Program, as applicable. BlackRock has delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the operation of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from December 1, 2018 through September 30, 2019 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology. It also described BlackRock’s methodology in establishing a Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing a Fund’s liquidity risk, as follows:

A. The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on Funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a Fund’s concentration in an issuer into the liquidity bucketing methodology by taking issuer position sizes into account. Where a Fund participated in borrowings for investment purposes (such as tender option bonds and reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a Fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: During the Program Reporting Period, the Committee reviewed historical net redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a Fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a Fund’s distribution channels, and the degree of certainty associated with a Fund’s short-term and long-term cash flow projections.

C. Holdings of cash and cash equivalents, as well as borrowing arrangements: The Committee considered the terms of the credit facility applicable to the Funds, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple Funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio and BlackRock Credit Strategies Income Fund, each a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM	37

Trustee and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Trustee

Karen P. Robards, Co-Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

Henry Gabbay, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Lisa Belle, Anti-Money Laundering Compliance Officer

Janey Ahn, Secretary

Effective September 4, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Trust.

Effective September 5, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Trust.

Investment Manager and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Custodian and Accounting Agent

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and, for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Fund’s Form N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at blackrock.com.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	39

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

USD	U.S. Dollar

ZAR	South African Rand

Portfolio Abbreviations

EURIBOR	Euro Interbank Offered Rate

LIBOR	London Interbank Offered Rate

OTC	Over-the-Counter

S&P	Standard & Poor’s

GLOSSARY OF TERMS USED IN THIS REPORT	41

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

IMPBOND-11/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds IV

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds IV

Date: February 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds IV

Date: February 3, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds IV

Date: February 3, 2020

3